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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                       The Security Exchange Act of 1934


Date of Report (Date of earliest event reported)            September 3, 1996


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                  SMITH ENVIRONMENTAL TECHNOLOGIES CORPORATION
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             (Exact name of registrant as specified in its charter)



        DELAWARE                     0-14992                   38-2294876

(State of other jurisdiction of      (Commission File          (IRS Employer
  incorporated organization)            Number)              identification No.)



                            Bayview Corporate Center
                         3501 Jamboree Road, Suite 550
                            Newport Beach, CA  92660
                    (address of principal executive offices)



      Registrant's telephone number, including area code:  (714) 737-7900


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Item 5.      Other Events

On September 3, 1996, the Company and its Senior Lenders executed the Third Amendment to the Forbearance Agreement dated June 7, 1996, in connection with its Loan and Security Agreement, extending the forbearance period to September 30, 1996.




Item 7.      Financial Statements and Exhibits

             c.  Exhibits

                 The following exhibit is filed herewith:

                 Exhibit No.

                 10.29 -  Third Amendment to the Forbearance Agreement.





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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              SMITH ENVIRONMENTAL
                                              TECHNOLOGIES CORPORATION


                                              By:     /s/ William T. Campbell
                                                      -----------------------
                                                      William T. Campbell
                                                      Vice President-Finance



September 18, 1996







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